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                                                                 EXHIBIT 10.29.2


THIS SECURITY HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "ACT"), OR APPLICABLE STATE SECURITIES LAWS AND MAY NOT BE TRANSFERRED OR OTHERWISE DISPOSED OF UNLESS IT HAS BEEN REGISTERED UNDER THE ACT AND SUCH LAWS OR (1) REGISTRATION UNDER APPLICABLE STATE SECURITIES LAWS IS NOT REQUIRED AND (2) AN OPINION OF COUNSEL SATISFACTORY TO THE BORROWER IS FURNISHED TO THE BORROWER TO THE EFFECT THAT REGISTRATION UNDER THE ACT IS NOT REQUIRED.


             AMENDED AND RESTATED CONVERTIBLE REVOLVING CREDIT NOTE


$6,300,000                                                     December 28, 1998
                                                        Cambridge, Massachusetts

         FOR VALUE RECEIVED, Genzyme Transgenics Corporation, a Massachusetts corporation (the "BORROWER"), hereby unconditionally promises to pay to the order of Genzyme Corporation (the "LENDER"), at the place and times provided in that certain Second Amended and Restated Convertible Debt Agreement dated of even date herewith (as amended from time to time, the "AGREEMENT") between the Borrower and the Lender, the principal sum of

                   SIX MILLION THREE HUNDRED THOUSAND DOLLARS
                                  ($6,300,000)

or such lesser amount as may be then outstanding hereunder, in lawful money of the United States of America, as provided in the Agreement, and in immediately available funds, and to pay interest on the unpaid principal balance hereof from time to time outstanding, in like money, for the period commencing on the date hereof until paid in full, at the Interest Rate on the dates provided in the Agreement. Each change in the Interest Rate based upon the Prime Rate shall take effect simultaneously with the corresponding change in such Prime Rate. All amounts outstanding which are not paid when due and during the period when any Event of Default shall have occurred and be continuing for a period of 30 or more days, the principal of all Loans hereunder shall bear interest, after as well as before judgment, at the Post-Default Rate.

         This Amended and Restated Convertible Revolving Credit Note is subordinated to certain indebtedness of the Borrower to Fleet National Bank (the "BANK") as set forth in a Guaranty dated as of the date hereof made by the Lender in favor of the Bank.

         This Amended and Restated Convertible Revolving Credit Note is the "Revolving Credit Note" referred to in the Agreement, and is entitled to the benefits of and its subject to the provisions of the Agreement but neither this reference to the Agreement nor any provision thereof shall affect or impair the absolute and unconditional obligation of the undersigned maker of this Amended and Restated Convertible Revolving Credit Note to pay the principal of and interest on this Amended and Restated Convertible Revolving Credit Note as herein provided. All capitalized terms used herein and not specifically defined shall have the meanings given to them in the Agreement.


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         Each Loan made by the Lender pursuant to the Agreement and all payments made on account of principal and interest shall be recorded by the Lender in its records and prior to any transfer hereof, endorsed on the grid schedule attached hereto. The Borrower acknowledges that, notwithstanding the state of the grid schedule hereto, the Lender's records with respect to Loans and payments made hereunder shall constitute, in the absence of manifest error, presumptive evidence of the Borrower's indebtedness from time to time under the Agreement and hereunder.

         Subject to the terms of the Agreement, the outstanding principal and interest payable hereunder shall be convertible into shares of Common Stock, $.01 par value per share, of the Borrower at the Conversion Price set forth in
Section 1.7 thereof.

         This Amended and Restated Convertible Revolving Credit Note may be prepaid at any time without penalty or fee as provided in the Agreement.

         Upon the occurrence of an Event of Default specified in Section 4.1 of the Agreement, the holder hereof may declare the entire outstanding indebtedness evidenced by this Amended and Restated Convertible Revolving Credit Note, with interest accrued thereon, to be immediately due and payable as provided in the Agreement.

         PRESENTMENT, DEMAND, PROTEST AND NOTICE OF DISHONOR AND NON-PAYMENT ARE HEREBY WAIVED BY THE UNDERSIGNED.

         This Amended and Restated Convertible Revolving Credit Note shall be governed by the laws of the Commonwealth of Massachusetts and shall have the effect of an instrument under seal.


                                     GENZYME TRANSGENICS CORPORATION


                                     By /S/ JOHN B. GREEN
                                        ----------------------------------------
                                        John B. Green
                                        Vice President and
                                       Chief Financial Officer